Prospectus Supplement                                        88191 10/02
dated October 30, 2002 to:

PUTNAM VOYAGER FUND II
Prospectuses dated April 30, 2002

The second paragraph under the heading "Who manages the fund?" is replaced with the following:

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the Large-Cap Growth and Specialty Growth Team are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

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Portfolio leader          Since       Experience
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Roland W. Gillis          1995        1995 - Present          Putnam Management

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Portfolio members         Since       Experience
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Daniel L. Miller          2001        1983 - Present          Putnam Management

David J. Santos           2002        1986 - Present          Putnam Management

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The paragraph under the "Performance Information" bar chart is replaced with the following:

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown.
Year-to-date performance through 9/30/02 was -33.16%. During the periods shown in the bar chart, the highest return for a quarter was 54.63% (quarter ending 12/31/99) and the lowest return for a quarter was -32.24% (quarter ending 9/30/01).